Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 31, 2026 (the “Effective Date”), is entered into by and among VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Parent Borrower”), and certain of its subsidiaries (“Subsidiary Borrowers,” and together with Parent Borrower, collectively, “Borrower”), and JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as administrative agent for certain lenders under the hereinafter defined Credit Agreement (“Administrative Agent”). Capitalized terms used in this Amendment without definition shall have the meanings ascribed to them in the Credit Agreement.

RECITALS

A.
Borrower, Administrative Agent and certain lenders (“Lenders”) have previously entered into that certain Credit Agreement dated as of September 11, 2025 (as amended, supplemented, restated and modified from time to time, the “Credit Agreement”), pursuant to which Lenders have made certain loans to Borrower.
B.
Borrower has requested that Administrative Agent and Lenders amend certain provisions of the Credit Agreement, and Administrative Agent and Lenders have agreed to do so upon the terms and subject to the conditions set forth in this Amendment.
C.
This Amendment is being entered into by and among Borrower and Administrative Agent with the consent of Required Lenders pursuant to Section 9.02(b) of the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Recitals. The Recitals of this Amendment are incorporated into this Amendment as if fully set forth herein.
2.
Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:
(a)
Section 5.15(b) of the Credit Agreement is hereby deleted in its entirety, and inserted in lieu thereof is the following:
(b)
Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio shall not be less than 1.25 to 1.0 for the first two Fiscal Quarters in calendar year 2026; shall not be less than 1.35 to 1.0 for the third Fiscal Quarter in calendar year 2026; and shall not be less than 1.50 to 1.0 thereafter to and including the Maturity Date.

(b)
Section 5.15(e) of the Credit Agreement is hereby deleted in its entirety, and inserted in lieu thereof is the following:
(e)
Liquid Assets. The Borrower shall at all times maintain Liquid Assets of no less than $30,000,000.00.
3.
Representations and Warranties. Borrower represents and warrants to Lender as of the Effective Date and as of the Maturity Date Extension Date, that: (a) all representations and warranties made by Borrower in the Credit Agreement or under any of the other Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects on and as of the Maturity Date Extension Date, except to the extent any such representation and warranty is made as of a specified date, in which case such representation and warranty shall have been true and correct as of such specified date; (b) Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized the execution and delivery of this Amendment and other agreements and documents executed and delivered by Borrower in connection herewith; (c) no consent, approval or authorization of or registration or declaration with any party, including but not limited to any Governmental Authority, is required in connection with the execution and delivery by Borrower of this Amendment; and (d) no Default has occurred and is continuing as of the date hereof.
4.
Costs and Expenses. Borrower shall pay to Administrative Agent, on or before the Effective Date, all of Administrative Agent’s costs and expenses, including reasonable attorneys’ fees, incurred in connection with the negotiation, preparation and execution of this Amendment.
5.
Miscellaneous.
(a)
Except as specifically modified by this Amendment, all of the terms and conditions of the Credit Agreement shall be unmodified and remain in full force and effect.
(b)
This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
(c)
Each and every one of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.
(d)
This Amendment and the Loan Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all previous negotiation and discussions between the parties with respect to the subject matter hereof, and no parol evidence of any prior or other agreement shall be permitted to contradict or vary the terms hereof.
(e)
In the event of any inconsistencies between the provisions of this Amendment and the Loan Documents, the provisions of this Amendment shall control.
(f)
This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute any such agreement by executing a counterpart of such agreement. A facsimile or digital copy (.pdf) or DocuSign or similar electronic execution method of this signed Amendment shall be deemed to be an original thereof.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the Effective Date.

PARENT BORROWER:

VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	/s/ Paul Richards
Name:
Title:

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SUBSIDIARY BORROWERS:

VB OP HOLDINGS LLC,
VB ONE, LLC,
TRUE PIT2017-1, LLC,
TRUE PIT2017-2, LLC,
TRUE JACK2017-1, LLC,
TRUE JACK2017-2, LLC,
TRUE OM2016-1, LLC,
TI KC BRAVO, LLC,
TRUE KC2016-1, LLC,
TRUE MEM2016-1, LLC,
P FIN VI HOLDINGS, LLC,
P FIN VII MEM HOLDINGS, LLC,
P FIN VII STL HOLDINGS, LLC,
P FIN VII KC HOLDINGS, LLC,
P FIN V FL HOLDINGS, LLC,
P FIN V NC HOLDINGS, LLC,
P FIN V NM HOLDINGS, LLC,
P FIN II F HOLDINGS, LLC,
P FIN VI, LLC,
P FIN VII MEM,LLC,
P FIN VII STL, LLC,
P FIN VII KC, LLC,
P FIN V FL, LLC,
P FIN V NC, LLC,
P FIN V NM, LLC,
P FIN II F, LLC,
SMP HOMES 3B LLC,
SMP HOMES 5B LLC,
VB SIX, LLC,
VB CLOVIS, LLC,
VB EIGHT, LLC,
NREA VB I LLC,
NREA VB II LLC,
NREA VB III LLC,
NREA VB IV LLC,
NREA VB V LLC,
NREA VB VI LLC,and
NREA VB VII LLC, each a Delaware limited liability company

By:	/s/ Paul Richards
	Name:	PAUL RICHARDS
	Title:	CHIEF FINANCIAL OFFICER

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GUARANTOR:

VINEBROOK HOMES TRUST, INC., a Maryland corporation

By:	/s/ Paul Richards
	Name:	PAUL RICHARDS
	Title:	CHIEF FINANCIAL OFFICER

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ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Antonios Vavdinos
	Name:	Antonios Vavdinos
	Title:	Authorized Signatory

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RAYMOND JAMES BANK, as Lender

By:	/s/ Alexander Sierra
	Name:	Alexander Sierra
	Title:	Senior Vice President

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ROYAL BANK OF CANADA, as Lender

By:	/s/ William Behuniak
	Name:	William Behuniak
	Title:	Authorized Signatory

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